 (header images)(menubar images) Lindner Funds has organized key financial documents online for your convenience. Please select the document of your choice, and download it to your computer. Documents are in Adobe Acrobat Reader format. If you don`t have Acrobat Reader, you may (link)download the program free of charge.

(link)2000 Semi-Annual Report

(link)1999 Annual Report (footer images)